UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2010
Commission file number 001-33606

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA (State or other jurisdiction of incorporation or organization)	98-0501001 (I.R.S. Employer Identification No.)
29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On November 4, 2010, Validus Holdings, Ltd. (“Validus”) issued a press release reporting its earnings for the three and nine months ended September 30, 2010 (the “Press Release”). A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events
     In the Section of the Press Release entitled “Self-Tender Offer and Share Repurchases”, Validus also announced that its Board of Directors has approved share repurchase transactions aggregating $300.0 million. These repurchases will be effected by a tender offer, which the Company intends to commence on Monday, November 8, 2010, for up to 7,945,400 of its common shares at a price of $30.00 per share (the “Tender Offer”). In addition, Validus has entered into separate repurchase agreements with funds affiliated with or managed by each of Aquiline Capital Partners LLC, New Mountain Capital, LLC and Vestar Capital Partners to purchase 2,054,600 common shares in the aggregate at the same per share price as the Tender Offer, for an aggregate purchase price of approximately $61.6 million, subject to completion of the Tender Offer. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information contained under the heading "Self-Tender Offer and Share Repurchases" is incorporated herein by reference. No other information contained in the Press Release shall be deemed to be incorporated by reference in this Item 8.01.
     On November 4, 2010, Validus also issued a press release separately announcing the Tender Offer. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)   Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated November 4, 2010 announcing the earnings of Validus Holdings, Ltd. for the three and nine months ended September 30, 2010.

99.2	Press Release (“Validus Holdings, Ltd. Announces Plans to Repurchase up to $300 million Validus Common Shares”) dated November 4, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 4, 2010

VALIDUS HOLDINGS, LTD. (Registrant)

By:	/s/ Joseph E. (Jeff) Consolino
	Name:	Joseph E. (Jeff) Consolino
	Title:	Executive Vice President & Chief Financial Officer